Exhibit 4.47

From:	Studio City Company Limited (as the “Borrower”); and

Studio City Investments Limited (as “Obligors’ Agent”)

To:	Deutsche Bank AG, Hong Kong Branch, in its capacity as Agent

Level 52, International Commerce Centre
1 Austin Road West, Kowloon
Hong Kong

	Attention:	Stuart Harding, Trust and Securities Services (Fax: +852 2203 7320)

	Copy to:	Jimmy Ng/Sara Wong (Fax: + 852 2203 7215)

To:	The Lenders under the Facilities Agreement

Date:	16 November 2015

Dear Sirs,

Studio City - Supplemental Amendments, Waivers and Consent Request Letter

1	Introduction and Interpretation

1.1	We refer to:

(a)	the senior HK$10,855,880,000 term loan and revolving facilities agreement dated 28 January 2013 (the “Facilities Agreement”), between, among others, Studio City Company Limited as Borrower, Studio City Investments Limited as Parent, the financial institutions named therein as Original Lenders, Deutsche Bank AG, Hong Kong Branch in its capacity as Agent and Industrial and Commercial Bank of China (Macau) Limited in its capacity as Security Agent (each as defined in the Facilities Agreement; and

(b)	the letter to the Agent and the Lenders dated 26 October 2015 requesting the consent and approval of Majority Lenders to certain amendments and waivers with respect to the Facilities Agreement (the “Amendments, Waivers and Consent Letter”).

1.2	Terms defined in the Amendments, Waivers and Consent Letter have, unless expressly defined in this letter, the same meaning when used in this letter.

2	Update to the Amendments, Waivers and Consent Letter

2.1	This letter is supplemental to and amends the Amendments, Waivers and Consent Letter. The Borrower and Obligors’ Agent hereby request, in accordance with Clause 43 (Amendments and Waivers) of the Facilities Agreement, the consent and approval of the Majority Lenders to the amendments to the Finance Documents, as set out in the Amendments, Waivers and Consent Letter, as amended by this letter. The modifications to the previously proposed amendments to the Finance Documents are summarised in the table below:

DSRA	Amendments to:

	•	Re-instate the requirement to fund the Debt Service Reserve Account, but to include an obligation to fund the account at the applicable time with Debt Service due under the Facilities over the next three months, rather than the next six months as per the current Facilities Agreement (it being noted that we had previously proposed in the Amendments, Waivers and Consent Letter the deletion in of the requirement to fund the Debt Service Reserve Account)

	•	Clarify that the Liquidity Amount may be applied towards funding the Debt Service Reserve Account

(together with certain other consequential and technical conforming changes arising from the Amendments, Waivers and Consent Letter (including in relation to the Term Loan Facility Disbursement Agreement and the Capital Contributions Account), the “Further Amendments”).

2.2	The Further Amendments are set out in Schedule 1 (Amendments) to this letter, as attached to this letter. A blackline showing the aggregate restated version of the amendments, together with the changes noted above, is included in Schedule 2 (Restated Amendments). The requested Waivers and Consent in the Amendments, Waivers and Consent Letter remain unchanged.

2.3	In addition, the Borrower and Obligors’ Agent agree that the deadline for Lenders’ entitlement to the Early Bird Fee shall be amended from 16 November 2015 to 18 November 2015 (the “Extended Early Bird Date”).

2.4	For the avoidance of doubt:

(a)	unless modified by the terms of this letter, all matters under the Amendments, Waivers and Consent Letter, including the waivers set out in Schedule 2 (Waivers) thereof, remain the subject of the Required Consent and Approvals (as defined below); and

(b)	Lenders remain entitled to the Consent Fee and, subject to paragraph 2.3 above, the Early Bird Fee, on the terms outlined in the Amendments, Waivers and Consent Letter and the Borrower and the Obligors’ Agent agree that each Lender who provided the Required Consent and Approvals (as defined in the Amendments, Waivers and Consent Letter) on or by 16 November 2015 shall be entitled to the Early Bird Fee on the terms and conditions set out in the Amendments, Waivers and Consent Letter notwithstanding that they may not provide the Required Consent and Approvals (as defined below) by the Extended Early Bird Date but subject to the proviso that they provide the Required Consent and Approvals (as defined below) on or before 30 November 2015.

2.5	We hereby request each Lender’s irrevocable consent to and approval of the Amendments, Waivers and Consent, as amended by and including the Further Amendments, and the proposals referred to and outlined in each of this letter and the Amendments, Waivers and Consent Letter and your instruction to the Agent to execute all documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter (including an amended and restated Facilities Agreement, the entry into of Transaction Security over the Liquidity Account as provided herein, amendments to any other relevant Finance Documents to incorporate the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and any consequential and mechanical changes to the Finance Documents to reflect the terms of this letter and the Amendments, Waivers and Consent Letter).

3	Time for Consent and Approval

The request for consent and approval of the Amendments, Waivers and Consent (as amended by and including the Further Amendments) (the “Required Consent and Approvals”), and any Lender’s failure to respond, remains subject to the provisions of Clause 43.2(c) (Exceptions) of the Facilities Agreement and the deadline for each Lender’s response remains as 30 November 2015. Please confirm your consent to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) by countersigning this letter where indicated below and returning it to the Agent, with a copy by way of email to each of the Parent: denisechen@melco-crown.com and Kirkland & Ellis: FireflyCore@kirkland.com.

4	Miscellaneous

4.1	This letter is designated as a Finance Document by the Agent and the Borrower.

4.2	The Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall become effective on and from the date of countersignature of this letter by the Agent confirming that the Required Consent and Approvals have been obtained (the “Amendments, Waivers and Consent Countersignature Date”).

4.3	Except as otherwise expressly provided in this letter:

(a)	the Finance Documents shall remain in full force and effect; and

(b)	no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

4.4	This letter may be executed in any number of counterparts, and this has the same effect as if the signatures or execution on such counterparts were on a single copy of this letter.

4.5	The Parent executes this letter as agent of each Obligor pursuant to its appointment under clause 2.3 (Obligors’ Agent) of the Facilities Agreement.

4.6	Clauses 1.2 (Construction), 1.3 (Third Party Rights), 47 (Governing Law) and Clause 48 (Enforcement) of the Facilities Agreement shall be deemed to be incorporated into this letter as if they were set out in full, mutatis mutandis, save that references therein to “this Agreement” shall be deemed to be references to this letter.

[Remainder of page left intentionally blank]

SCHEDULE 1

AMENDMENTS

Opening Conditions

1.	The following definition shall be added to Clause 1.1 (Definitions) of the Facilities Agreement in applicable alphabetical order:

““Amendments, Waivers and Consent Countersignature Date” has the meaning given to that term in the Amendments, Waivers and Consent Request Amendment Letter from the Parent and the Borrower to the Agent and the Lenders dated 16 November 2015.”

Accounts

1.	Paragraph 3.1 (Deposits) of Schedule 7 (Accounts) to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“3.1	Deposits

The Obligors shall procure that all Additional Equity Contributions (save for any Additional Equity Contributions that comprise any of the Liquidity Amount) are paid into the Capital Contributions Account. Any Equity Contributions may be paid into the Project Operating Account referred to in and in accordance with paragraph 1.1(d) and into the Capital Contributions Account as soon as it has been established.”

2.	Sub-paragraph (a) of paragraph 8.1 (Deposit) of Schedule 7 (Accounts) to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“8.1	Deposit

(a)	Notwithstanding any other provision of this Schedule 7 (but subject to sub-paragraph (c) below), the Borrower shall, on and from the date falling six months prior to the First Repayment Date until the date of delivery of a Compliance Certificate pursuant to paragraph 1.3 of Schedule 6 (Covenants) which certifies that the Total Leverage Ratio is 3.0:1 or less (computed without taking into account any Equity Cure and the effects thereof), ensure at all time that the amount standing to the credit of the Debt Service Reserve Account is not less than the aggregate amounts of Debt Service due under the Facilities (including, and after adjustment for, any such amounts due under the Hedging Agreements) over the next three months.”

Completion Support and Liquidity Account

1.	The following new paragraph 3.40 (Liquidity Amount) shall be added to Schedule 6 (Covenants) of the Facilities Agreement:

“3.40	Liquidity Amount

The Borrower shall procure that on the Completion Support Release Date all amounts of Completion Support remaining at that point in time are immediately contributed to it, by way of Subordinated Debt or as otherwise permitted by the Finance Documents (such amount constituting the “Liquidity Amount”) and deposited in the Liquidity Account and that no later than the Completion Support Release Date the Borrower shall grant or have granted Security in favour of the Security Agent in accordance with the definition of Liquidity Account. The Borrower may only apply any of the Liquidity Amount received by it (and any interest accrued thereon) in and towards the general corporate and working capital purposes of the Group, including any payment in or towards the payment of Project Costs, Debt Service, other payments under or in connection with the Finance Documents, the making of any Equity Cure and funding the Debt Service Reserve Account.”

Term Loan Facility Disbursement Agreement

1.	Sub-clause 3.6.5 of the Term Loan Facility Disbursement Agreement shall be deleted in its entirety and replaced with the following sub-clause:

“3.6.5	towards the payment of principal, fees or other finance payments (or other amounts) (other than interest) payable under the Bondco Loan;”

Revolving Facility

1.	Paragraph (b) of Clause 3.1 (Purpose) shall be deleted in its entirety and replaced with the following paragraph:

“(b)	subject to Clause 5.5 (Limitations on Utilisations), the Borrower shall apply amounts borrowed by it under the Revolving Facility towards any or all of the following:

(i)	by way of Letters of Credit up to an aggregate maximum amount of HK$387,710,000;

(ii)	subject to paragraph (iii) below, by way of Loans and/or (subject to paragraph (i) above) by way of Letters of Credit on and after the Operating Opening Date, for the financing of the general corporate purposes and/or working capital needs of the Group; and

(iii)	on and after the Operating Opening Date:

(A)	funding each of the Debt Service Accrual Account and the High Yield Note Debt Service Accrual Account if the Debt Service Accrual Account, or, as the case may be, the High Yield Note Debt Service Accrual Account, is not funded to the level required by the terms of Schedule 7 (Accounts) (and (after the Operating Opening Date only) until each of the Debt Service Accrual Account and the High Yield Note Debt Service Accrual Account are funded to the required level, the Revolving Facility shall not be available for any other purpose, other than for the purpose set out in sub-paragraph (B) below); and

(B)	funding the Debt Service Reserve Account, provided that the Debt Service Reserve Account shall not be funded by amounts borrowed under the Revolving Facility to the extent there is any Liquidity Amount available to fund the Debt Service Reserve Account, if the Debt Service Reserve Account is not funded to the level required by the terms of Schedule 7 (Accounts), and further provided that, other than amounts borrowed by way of Letter of Credit and amounts utilised for the purposes of providing cash collateral, no amounts borrowed under the Revolving Facility may be utilised for any purpose for which the Term Loan Facility may be utilised.”

SCHEDULE 2

RESTATED AMENDMENTS

SCHEDULE 1

AMENDMENTS

Opening Conditions

1.	The following definition shall be added to Clause 1.1 (Definitions) of the Facilities Agreement in applicable alphabetical order:

““Amendments, Waivers and Consent Countersignature Date” has the meaning given to that term in the Amendments, Waivers and Consent Request Amendment Letter from the Parent and the Borrower to the Agent and the Lenders dated 16 November 2015.”

2.	Paragraph 3(c) of Part I (Form of Parent’s Opening Conditions Certificate) of Schedule 20 (Forms of Opening Conditions Certificates) of the Facilities Agreement shall be amended to replace the words “400 gaming tables” with the words “250 gaming tables”.

3.	Paragraph 3(c) of Part II (Form of Technical Adviser’s Opening Conditions Certificate) of Schedule 20 (Forms of Opening Conditions Certificates) of the Facilities Agreement shall be amended to replace the words “400 gaming tables” with the words “250 gaming tables”.

Financial Covenants

1.	The definition of Cashflow in paragraph 2.1 (Financial definitions) of Schedule 6 (Covenants) of the Facilities Agreement shall be amended to add a new sub-paragraph (g) as follows and the formatting to (e) and (f) shall be deemed to be adjusted accordingly:

“(g)	adding any Liquidity Amount applied by the Group for any purpose during that Relevant Period (but not taking into account any such amounts for the purposes of the calculation of Excess Cashflow),”

2.	The definition of First Test Date in paragraph 2.1 (Financial definitions) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following definition:

““First Test Date” means 31 March 2017.”

3.	Paragraph (a) of paragraph 2.2 (Financial Condition) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(a)	Cash Cover: Cash Cover in respect of any Relevant Period expiring on the Test Date specified in column 1 below shall be or shall exceed the ratio set out in column 2 below opposite that Test Date.

Column 1 Relevant Period	Column 2 Ratio
First Test Date and each subsequent Test Date	1.00:1”

4.	Paragraph (b) of paragraph 2.2 (Financial Condition) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(b)	Interest Cover: Interest Cover in respect of any Relevant Period expiring on the Test Date specified in column 1 below shall be or shall exceed the ratio set out in column 2 below opposite that Test Date.

Column 1 Relevant Period	Column 2 Ratio
First Test Date	1.50:1

30 June 2017	1.75:1

30 September 2017	1.75:1

31 December 2017	2.00:1”

5.	Paragraph (c) of paragraph 2.2 (Financial Condition) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(c)	Senior Secured Leverage: Senior Secured Leverage in respect of any Relevant Period expiring on the Test Date specified in column 1 below shall not exceed the ratio set out in column 2 below opposite that Test Date.

Column 1 Relevant Period	Column 2 Ratio
First Test Date	5.25:1

30 June 2017	4.75:1

30 September 2017	4.50:1

31 December 2017	4.00:1”

6.	Paragraph (d) of paragraph 2.2 (Financial Condition) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(d)	Total Leverage Ratio: Total Leverage Ratio in respect of any Relevant Period expiring on the Test Date specified in column 1 below shall not exceed the ratio set out in column 2 below opposite that Test Date.

Column 1 Relevant Period	Column 2 Ratio
First Test Date	9.00:1

30 June 2017	8.25:1

30 September 2017	7.75:1

31 December 2017	7.00:1”

7.	Paragraph (e)(ii) of paragraph 2.2 (Financial Condition) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(ii)	The aggregate Capital Expenditure of the Obligors in respect of each of:

(A)	the period starting on the Opening Date and ending on the date following 12 Months thereafter; and

(B)	the immediately subsequent period of 12 Months,

shall not exceed the aggregate of US$50,000,000 (or its equivalent in other currencies), any amount of Capital Expenditure specified or referred to in sub-paragraph (i) above (whether made, committed or incurred before or after the Opening Date) and any amounts available for the payment of a dividend pursuant to paragraph (b) of the definition of “Permitted Distribution” in Clause 1.1 (Definitions) in each such period.”

8.	Paragraph (a) of paragraph 2.4 (Equity Cure) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(a)	If the requirements in respect of the financial covenants in sub-paragraphs (a) (Cash Cover), (b) (Interest Cover), (c) (Senior Secured Leverage) or (d) (Total Leverage Ratio) set out in paragraph 2.2 (Financial Condition) on a Test Date (a “Relevant Test Date”) are not satisfied (such covenant, an “At Risk Financial Covenant”), and if the Borrower receives or has received cash proceeds of a New Shareholder Injection (including, the proceeds of any New Shareholder Injection standing to the credit of the Liquidity Account) and in an amount no greater than the minimum amount necessary to remedy non-compliance of each At Risk Financial Covenant in respect of such Relevant Test Date (and the words “by an amount up to the Cure Amount” when used below shall be read accordingly (the amount thereof the “Cure Amount”) prior to the delivery to the Agent of the Compliance Certificate in respect of such Relevant Test Date, and if the Borrower either applies the Cure Amount in prepaying the Term Loan Facility in accordance with Clause 9.4 (Voluntary prepayment) or deposits the Cure Amount in the Mandatory Prepayment Account (and irrevocably directs that the same be applied towards the voluntary prepayment of the Term Loan Facility in accordance with Clause 9.4 (Voluntary prepayment) on the last day of the then current Interest Period), then each At Risk Financial Covenant shall be recalculated in respect of such Relevant Test Date after giving effect to the following pro forma adjustments:

(i)	Cashflow shall be increased (solely for the purpose of re-calculating Cash Cover as at such Relevant Test Date and not for any other purpose) by an amount up to the Cure Amount; and

(ii)	Consolidated EBITDA shall be increased (solely for the purpose of re-calculating Interest Cover, the Total Leverage Ratio and Senior Secured Leverage as at such Relevant Test Date and not for any other purpose) by an amount up to the Cure Amount, provided that the Cure Amount included in any such pro forma adjustments may not exceed 30 per cent. of the target Consolidated EBITDA or Cashflow for the relevant Financial Quarter (being the Consolidated EBITDA or, as the case may be, Cashflow, required for the relevant At Risk Financial Covenants to have been satisfied, as calculated on an annualised basis (such recalculation, pro forma adjustments and prepayments being together, the “Equity Cure”)).”

9.	Paragraph (c) of paragraph 2.4 (Equity Cure) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(c)	No more than two such cures and recalculations are permitted during the term of the Facilities.”

10.	Paragraph (e) of Schedule 13 (Form of Compliance Certificate) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(e)	Capital Expenditure for the period from [●] ending on [●] was [●]. Therefore Capital Expenditure during that period [was/was not] in excess of the maximum expenditure permitted under the Facilities Agreement in that period [and the covenant contained in paragraph 2 (Financial covenants) of Schedule 6 [has/has not] been complied with];”

Accounts

1.	The following definition shall be added to Clause 1.1 (Definitions) of the Facilities Agreement in applicable alphabetical order:

““Operating Opening Date” means the later of 27 October 2015 and the Amendments, Waivers and Consent Countersignature Date.”

2.	Paragraph 3.1 (Deposits) of Schedule 7 (Accounts) to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“3.1	Deposits

The Obligors shall procure that all Additional Equity Contributions (save for any Additional Equity Contributions that comprise any of the Liquidity Amount) are paid into the Capital Contributions Account. Any Equity Contributions may be paid into the Project Operating Account referred to in and in accordance with paragraph 1.1(d) and into the Capital Contributions Account as soon as it has been established.”

3.	For the purposes of sub-paragraph (a) of paragraph 4.1 (Services and Right to Use Agreement), paragraph 5 (Non Gaming Receipts), sub-paragraph (c)(iii) of paragraph 6.2 (Withdrawals), sub-paragraph (b) of paragraph 7.1 (Deposits) and paragraph 7.2 (Withdrawals) of Schedule 7 (Accounts) to the Facilities Agreement, the words “Opening Date” shall be deleted in their entirety and replaced with the words “Operating Opening Date”.

4.	Sub-paragraph (a) of paragraph 6.2 (Withdrawals) of Schedule 7 (Accounts) to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“(a)	for payment (subject to this Agreement and the other Finance Documents) of Remaining Project Costs (to the extent that there are no proceeds remaining in the Term Loan Facility Disbursement Account), budgeted capital expenditure and, all other budgeted operating expenditure including, after the opening date therefor, in respect of the Phase II Project (unless otherwise provided for in paragraphs 4 (Gaming Receipts) and 5 (Non Gaming Receipts) of this Schedule 7 or sub paragraphs (b) to (h) below) and taxes then due and payable;”

5.	Sub-paragraph (a) of paragraph 8.1 (Deposit) of Schedule 7 (Accounts) to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“8.1	Deposit

(a)	Notwithstanding any other provision of this Schedule 7 (but subject to sub-paragraph (c) below), the Borrower shall, on and from the date falling six months prior to the First Repayment Date until the date of delivery of a Compliance Certificate pursuant to paragraph 1.3 of Schedule 6 (Covenants) which certifies that the Total Leverage Ratio is 3.0:1 or less (computed without taking into account any Equity Cure and the effects thereof), ensure at all time that the amount standing to the credit of the Debt Service Reserve Account is not less than the aggregate amounts of Debt Service due under the Facilities (including, and after adjustment for, any such amounts due under the Hedging Agreements) over the next three months.”

6.	Paragraph 11.2 (Note Debt Service Reserve Account) of Schedule 7 to the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“11.2	Withdrawal

The Borrower (in its discretion) may apply amounts standing to the credit of the Note Debt Service Reserve Account for any or all of the following purposes:

(a)	to make payment of amounts due and payable under the High Yield Notes;

(b)	to make payment of amounts due and payable under the Facilities; or

(c)	to fund the Debt Service Accrual Account.

Following an acceleration of the High Yield Notes and/or of the Facilities, the Agent (in its discretion) may apply amounts standing to the credit of the Note Debt Service Reserve Account for any or all of the following purposes:

(i)	to make payment of amounts due and payable under the High Yield Notes (whether scheduled or by way of acceleration) but which remain (for whatever reason) unpaid by payment of interest on and/or repayment of the Bondco Loan; or

(ii)	to make payment of amounts due and payable under the Facilities (whether scheduled or by way of acceleration) but which remain (for whatever reason) unpaid.”

Completion Support and Liquidity Account

1.	The definition of Available Funding shall be amended to add a new sub-paragraph (h) as follows and the formatting to (f) and (g) shall be deemed to be adjusted accordingly:

“(h)	any amounts standing to the credit of the Liquidity Account.”

2.	The definition of Completion Support Release Date in Clause 1.1 (Definitions) of the Facilities Agreement shall be deleted in its entirety and replaced with the following definition:

““Completion Support Release Date” means a date notified and designated by the Borrower to the Agent on no less than 5 Business Days’ notice as the “Completion Support Release Date”.”

3.	The following definitions shall be added to Clause 1.1 (Definitions) of the Facilities Agreement in applicable alphabetical order:

““Liquidity Account” means an account:

(a)	denominated in US Dollars and/or HK Dollars, held in the Macau SAR or the Hong Kong SAR by the Borrower with an Acceptable Bank;

(b)	identified in a letter between the Parent and the Agent as the Liquidity Account; and

(c)	no later than the Completion Support Release Date, subject to Security in favour of the Security Agent (which Security shall be in form and substance substantially similar to any fixed ranking account Transaction Security or otherwise in a form and substance reasonably satisfactory to the Agent and the Security Agent), as the same may be redesignated, substituted or replaced from time to time.

“Liquidity Amount” has the meaning given to that term in Clause 3.40 (Liquidity Amount).”

4.	The Majority Lenders direct the Agent to consent to the opening and maintenance of the Liquidity Account for the purposes of paragraph 1.7 (Other Accounts) of Schedule 7 (Accounts) of the Facilities Agreement.

5.	The Majority Lenders consent to the designation of the Liquidity Account as an “Account” for the purposes only of the definition of “Available Funding” in clause 1.1 (Definitions) of the Facilities Agreement and Schedule 7 (Accounts) of the Facilities Agreement.

6.	Paragraph 3.36 (Order of Funding) of Schedule 6 (Covenants) of the Facilities Agreement shall be deleted in its entirety and replaced with the following:

“3.36	Order of Funding

The Borrower shall ensure that funds available to finance the payment of Project Costs are used in the following order:

(a)	firstly, proceeds of the Equity Contribution;

(b)	secondly, proceeds of the High Yield Notes;

(c)	thirdly:

(i)	proceeds of the Term Loan Facility and

(ii)	utilisations by way of Letter of Credit under the Revolving Facility prior to the Opening Date (subject to the limits referred to herein);

(d)	fourthly, utilisations other than by way of Letter of Credit of the Revolving Facility to the extent available to pay Project Costs; and

(e)	fifthly, at the Borrower’s election as regards order and source, proceeds sourced under the Completion Support Agreement, from the Liquidity Account and/or the Revenue Account.”

7.	The following new paragraph 3.40 (Liquidity Amount) shall be added to Schedule 6 (Covenants) of the Facilities Agreement:

“3.40	Liquidity Amount

The Borrower shall procure that on the Completion Support Release Date all amounts of Completion Support remaining at that point in time are immediately contributed to it, by way of Subordinated Debt or as otherwise permitted by the Finance Documents (such amount constituting the “Liquidity Amount”) and deposited in the Liquidity Account and that no later than the Completion Support Release Date the Borrower shall grant or have granted Security in favour of the Security Agent in accordance with the definition of Liquidity Account. The Borrower may only apply any of the Liquidity Amount received by it (and any interest accrued thereon) in and towards the general corporate and working capital purposes of the Group, including any payment in or towards the payment of Project Costs, Debt Service, other payments under or in connection with the Finance Documents, the making of any Equity Cure and funding the Debt Service Reserve Account.”

Term Loan Facility

1.	Paragraph (c)(i) of Clause 5.5 (Limitation on Utilisations) of the Facilities Agreement shall be deleted in its entirety and replaced with the following paragraph:

“(i)	principal, fees or other finance payments (or other amounts) (other than interest) payable under the Bondco Loan;”

Term Loan Facility Disbursement Agreement

1.	Sub-clause 3.6.5 of the Term Loan Facility Disbursement Agreement shall be deleted in its entirety and replaced with the following sub-clause:

“3.6.5	towards the payment of principal, fees or other finance payments (or other amounts) (other than interest) payable under the Bondco Loan;”

Revolving Facility

1.	Paragraph (b) of Clause 3.1 (Purpose) shall be deleted in its entirety and replaced with the following paragraph:

“(b)	subject to Clause 5.5 (Limitations on Utilisations), the Borrower shall apply amounts borrowed by it under the Revolving Facility towards any or all of the following:

(i)	by way of Letters of Credit up to an aggregate maximum amount of HK$387,710,000;

(ii)	subject to paragraph (iii) below, by way of Loans and/or (subject to paragraph (i) above) by way of Letters of Credit on and after the Operating Opening Date, for the financing of the general corporate purposes and/or working capital needs of the Group; and

(iii)	on and after the Operating Opening Date:

(A)	funding each of the Debt Service Accrual Account and the High Yield Note Debt Service Accrual Account if the Debt Service Accrual Account, or, as the case may be, the High Yield Note Debt Service Accrual Account, is not funded to the level required by the terms of Schedule 7 (Accounts) (and (after the Operating Opening Date only) until each of the Debt Service Accrual Account and the High Yield Note Debt Service Accrual Account are funded to the required level, the Revolving Facility shall not be available for any other purpose, other than for the purpose set out in sub-paragraph (B) below); and

(B)	funding the Debt Service Reserve Account, provided that the Debt Service Reserve Account shall not be funded by amounts borrowed under the Revolving Facility to the extent there is any Liquidity Amount available to fund the Debt Service Reserve Account, if the Debt Service Reserve Account is not funded to the level required by the terms of Schedule 7 (Accounts), and further provided that, other than amounts borrowed by way of Letter of Credit and amounts utilised for the purposes of providing cash collateral, no amounts borrowed under the Revolving Facility may be utilised for any purpose for which the Term Loan Facility may be utilised.”

Yours faithfully,

/s/ Geoffrey Davis
for and behalf of
Studio City Company Limited
in its capacity as Borrower under and as defined in the Facilities Agreement

/s/ Geoffrey Davis
for and behalf of
Studio City Investments Limited
in its capacity as Obligors’ Agent under and as defined in the Facilities Agreement

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ William Pang
/s/ Henry Zhang
for and on behalf of
Deutsche Bank AG, Hong Kong Branch

Name:	William Pang / Henry Zhang

Position and Title:	Managing Director / Vice President

Date:	18/11/2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Richard Yeung
/s/ Eliza Wong
for and on behalf of
Australia & New Zealand Banking Group Limited

Name:	Richard Yeung / Eliza Wong

Position and Title:	Executive Director, Property Sector, NEA / Head of Coverage, Hong Kong, International and Institutional Banking

Date:	18/11/2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Paulo Franco
/s/ Carlos Freire
for and on behalf of
Novo Banco Asia

Name:	Paulo Franco / Carlos Freire

Position and Title:	CCO / Deputy CEO

Date:	18th November, 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Monica Wong
/s/ Sam Tou
for and on behalf of
Banco Nacional Ultramarino, S.A.

Name:	Monica Wong / Sam Tou

Position and Title:	General Manager/ General Manager

Date:	16th November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Ng Si Man
/s/ Lo Tong Chun
for and on behalf of
OCBC Wing Hang Bank Limited

Name:	Ng Si Man / Lo Tong Chun

Position and Title:	Head of Corporate Banking / Assistant General Manager

Date:

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Wu Jianfeng
for and on behalf of
Bank of China Limited, Macau Branch

Name:	Wu Jianfeng

Position and Title:	Deputy General Manager

Date:	2015/11/16

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to ~~/ do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Raymond Loi
/s/ Lydia Chan
for and on behalf of
The Bank of East Asia, Limited, Macau Branch

Name:	Mr. Raymond Loi / Ms. Lydia Chan

Position and Title:	Deputy General Manager / Deputy General Manager

Date:	18/11/2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Wu Ye
for and on behalf of
Bank of Communications Co. Ltd., Macau Branch

Name:	Wu Ye

Position and Title:	General Manager

Date:	16/11/2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to /                      the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Yu-Shan Chen
for and on behalf of
Chang Hwa Commercial Bank Ltd., Offshore Banking Branch

Name:	Yu-Shan Chen

Position and Title:	Vice President & General Manager

Date:	2015/11/17

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Ngou Kuok Kong Edward
for and on behalf of
China CITIC Bank International Limited, Macau Branch

Name:	Ngou Kuok Kong Edward

Position and Title:	AGM and Head of Operations & Technology

Date:	18 November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Chew Nyen Aun
for and on behalf of
China Citic Bank International Limited

Name:	Chew Nyen Aun

Position and Title:	Deputy General Manager & Team Head

Date:	16 November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Jeff Chan
/s/ Lau Hing Keung
for and on behalf of
Chong Hing Bank Limited, Macau branch

Name:	Jeff Chan / Lau Hing Keung

Position and Title:	Head of China & Corporate Dept./ Macau Branch Manager

Date:	18 Nov., 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ William Chu
for and on behalf of
CITIBANK, N.A., HONG KONG BRANCH

Name:	William Chu

Position and Title:	Director

Date:	18th November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to ~~/ do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Neal Ledger
for and on behalf of
Credit Agricole Corporate and Investment Bank

Name:	Neal Ledger

Position and Title:	Managing Director

Date:	18th November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to ~~/ do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Ng Boon Khee
/s/ Leo Huey
for and on behalf of
Credit Industriel et Commercial – Singapore Branch

Name:	Ng Boon Khee / Leo Huey

Position and Title:	Senior Vice President, Credit & Risks / Assistant Vice President, Credit & Risks Department

Date:

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Sybil Chan
for and on behalf of
Dah Sing Bank, Limited

Name:	Sybil Chan

Position and Title:	Senior Vice President, Commercial Banking Division

Date:	17 November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to ~~/ do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Chang Wen-Chin
for and on behalf of
First Commercial Bank, Macau Branch

Name:	Chang Wen-Chin

Position and Title:	General Manager

Date:	2015/11/18

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Chan Kam Lun
/s/ Zheng Zhiguo
for and on behalf of
Industrial and Commercial Bank of China (Macau) Ltd.

Name:	Chan Kam Lun / Zheng Zhiguo

Position and Title:	Chief Consumer Banking Officer / General Manager

Date:

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to ~~/ do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Michael Bradley
for and on behalf of
National Australia Bank Limited, Hong Kong Branch

Name:	Michael Bradley

Position and Title:	Director, Global Institutional Banking

Date:	30th November 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Au Ieong Iu Kong
/s/ Kou Wa Kin
for and on behalf of
Tai Fung Bank Limited

Name:	Au Ieong Iu Kong / Kou Wa Kin

Position and Title:	Director & Vice President, Chief Operating Officer / Manager

Date:

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / ~~do not consent to~~1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Andy Poon
for and on behalf of
The Bank of Nova Scotia

Name:	Andy Poon

Position and Title:	Managing Director, Corporate Banking, Greater China

Date:	November 30, 2015

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / do not consent to1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

/s/ Patrick Wong
for and on behalf of
Wing Lung Bank Limited, Macau Branch

Name:	Patrick Wong

Position and Title:	Deputy General Manager

Date:	2015.11.16

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:

Position and Title:

Date:

[1]	Delete as applicable

FORM OF ACKNOWLEDGEMENT

Lenders

We consent to / do not consent to1 the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and we instruct the Agent to execute all such documentation in relation to the Finance Documents as may be necessary in order to effect such Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the proposals set out in this letter and the Amendments, Waivers and Consent Letter.

for and on behalf of

Name:

Position and Title:

Date:

Agent

Pursuant to Clause 43 (Amendments and Waivers) of the Facilities Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Amendments, Waivers and Consent (as amended by and including the Further Amendments) and the matters set out in both the Amendments, Waivers and Consent Letter and this letter and that the Amendments, Waivers and Consent (as amended by and including the Further Amendments) shall each become effective on and from the date of countersignature of this letter by the Agent.

/s/ Ng Yue Min
/s/ Wong Nga Yan Sara
for and behalf of
Deutsche Bank AG, Hong Kong Branch

Name:	Ng Yue Min / Wong Nga Yan Sara

Position and Title:	Authorised Signatory / Authorised Signatory

Date:	18 NOV 2015

[1]	Delete as applicable